Common Stock/Partners' Capital	3 Months Ended
Mar. 31, 2013
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Common Stock/Partners' Capital

5. Common Stock/Partners’ Capital

Medical Properties Trust, Inc.

On February 28, 2013, we completed an offering of 12,650,000 shares of our common stock (including 1,650,000 shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares) at a price of $14.25 per share, resulting in net proceeds (after underwriting discount and expenses) of $172.9 million. A portion of the net proceeds from this offering were used to pay down our revolving credit facility.

To help fund the 2012 acquisitions disclosed in Note 3, on February 7, 2012, we completed an offering of 23,575,000 shares of our common stock (including 3,075,000 shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares) at a price of $9.75 per share, resulting in net proceeds (after underwriting discount) of $220.2 million.

MPT Operating Partnership, L.P.

At March 31, 2013, the Company has a 99.8% ownership interest in Operating Partnership with the remainder owned by three other partners, two of which are employees and one of which is a director. During the three months ended March 31, 2013 and 2012, the partnership issued 12,650,000 and 23,575,000 units, in direct response to the common stock offerings by Medical Properties Trust, Inc.